UNITED STATES
                 SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                               FORM 8-K


                            CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported) March 14, 2011

                        Razor Resources, Inc.
        (Exact name of registrant as specified in its charter)

          Nevada                    000-51973                   N/A
(State or other jurisdiction of  (Commission File Number)  (IRS Employer
   incorporation)                  Identification No.)

            Seal Beach Blvd. STE B-190
                 Seal Beach CA                       90740
        (Address of principal executive offices)   (Zip Code)

  Registrant's telephone number, including area code (949) 419-6588


    (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))




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2

Item 8.01 Other Events



Razor Resources Inc. (the Company) has received notification that the Company is in default of its Amended Stock Exchange Agreement (the
Agreement) dated November 26, 2010 between the Company, Compania Minera
Cerros Del Sur S.A. (Cerros) and Mayan Gold, Inc. (Mayan). The Company was not successful in its efforts to raise the necessary funds as stipulated in the Agreement and therefore the Company is technically in default with Cerros and Mayan. In the event of a termination of the Agreement, the Company will effectively lose the majority of its ownership of the Clavo Rico mine which is the only asset of the Company. The Company is currently in discussions with Mayan and Cerros to renegotiate this matter. There can be no assurances the Company will be successful in retaining its ownership of the asset.







SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAZOR RESOURCES, INC.

/s/ Gregory Rotelli
Gregory Rotelli
President

Date: March 16, 2011



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